UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Lamar Advertising Company
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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LAMAR ADVERTISING COMPANY

5321 CORPORATE BLVD

BATON ROUGE, LA 70808

D47211-P52765

Your Vote Counts!

LAMAR ADVERTISING COMPANY

2021 Annual Meeting

Vote by May 19, 2021

11:59 PM ET

You invested in LAMAR ADVERTISING COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 20, 2021
vote without entering a	9:00 AM CDT
control number
Virtually at: www.virtualshareholdermeeting.com/LAMR2021

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items				Recommends

1.	Election of Directors

Nominees:

	01) Nancy Fletcher	04) Stephen P. Mumblow	07) Kevin P. Reilly, Jr.	For
	02) John E. Koerner, III	05) Thomas V. Reifenheiser	08) Wendell Reilly
	03) Marshall A. Loeb	06) Anna Reilly	09) Elizabeth Thompson

2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2021.				For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D47212-P52765